Other income and expenses (Tables)	12 Months Ended
Dec. 31, 2018
Other income and expense
Summary of other income and expenses

	2016	2017	2018
Loss on set up of associate (Note 6)	—	—	(267)
Compensation of expenses from an associate	—	—	181
Change in fair value of financial instruments	—	—	(86)
Share in loss of associates and joint ventures	—	—	(46)
Loss on disposal of subsidiaries	(10)	—	—
Other expenses	(76)	(71)	(27)
Other Income	7	30	18
Total other income and expenses, net	(79)	(41)	(227)